UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2007 (August 2, 2007)

Titan Energy Worldwide, Inc.
(Name of small business issuer in its charter)

NEVADA	000-26139	26-0063012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, 8th Floor
San Diego, CA	92108
(principal executive offices)	(Zip Code)

(619) 209-6096
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant

On July 16, 2007, Gruber & Company LLC (“Gruber”) resigned as the Registrant’s independent certified public accountants effective as of July 16, 2007. The resignation was accepted by the Board of Directors of the Registrant. On July 20, 2007, the Registrant filed a Current Report on Form 8-K reporting such resignation (the “July 20 Form 8-K”).

Pursuant to Item 303(a)(3), the Registrant requested that Gruber furnish it with a letter addressed to the Commission confirming its resignation and stating whether or not it agrees with the Registrant’s statements in the July 20 Form 8-K. Such letter was unavailable at the time of filing so it is being filed hereto as Exhibit 16.

Item 9.01 Financial Statements and Exhibits

(a)    None.

(b)    None.

(c)    None.

(d)    Exhibits.

No.          Description

16             Letter from Gruber & company LLC to the Company, dated August 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2007

TITAN ENERGY WORLDWIDE, INC.

By:	/s/ Jeffrey W. Flannery
Jeffrey W. Flannery
Chief Executive Officer